SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 3, 2003

WESTERN WATER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-18756	33-0085833
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Washington Ave., Point Richmond, California		94801
(Address of Principal Executive Offices)		(Zip Code)

(510) 234-7400
Registrant’s Telephone Number,
Including Area Code

N/A
Former Name or Former Address, if Changed Since Last Report

Item 5. Other Events and Regulation FD Disclosure.
SIGNATURE
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure.

On October 3, 2003, Western Water Company announced management changes as part of the Company’s corporate consolidation. The press release related to the changes is filed as an exhibit to this Current Report on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

WESTERN WATER COMPANY

Date: October 6, 2003	By:	/S/ MICHAEL PATRICK GEORGE

Michael Patrick George
Chairman, President & Chief Executive Officer

Exhibits:

99.1	Press release, issued October 3, 2003